U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 14, 2002

(Date of earliest event reported)

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	file number)	identification no.)

1373 Broadway, Albany, New York  12204

(518) 445-2200

(Address and telephone number of the registrant’s principal executive offices)

Albany International Corp.

Current Report on Form 8-K

Item 7.       Exhibits.

Exhibit Number	Description of Document
99

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein.

Item 9.       Regulation FD Disclosure.

On August 14, 2002, Albany International Corp. filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certification of Frank R. Schmeler, Chief Executive Officer, and Michael C. Nahl, Chief Financial Officer, required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code).  A conformed copy of this certification is attached hereto as Exhibit 99 and is incorporated herein solely for purposes of this Item 9.

Signature

                                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

By:	/s/ Michael C. Nahl

Name:	Michael C. Nahl
Title:	Senior Vice President and Chief
Financial Officer

Date:   August 14, 2002

Index to Exhibits

Exhibit Number	Description of Document
99

Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K.